GABELLI EQUITY SERIES FUNDS, INC.

The Gabelli Equity Income Fund

Supplement dated April 22, 2024
to
The Gabelli Equity Income Fund’s Statutory Prospectus dated January 26, 2024,
Summary Prospectus dated January 26, 2024,
and Statement of Additional Information dated January 26, 2024

This supplement amends certain information in the Statutory Prospectus (the “Prospectus”), Summary Prospectus, and Statement of Additional Information (the “SAI”), each dated January 26, 2024, of The Gabelli Equity Income Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus, Summary Prospectus, and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus, Summary Prospectus, or SAI, as applicable.

Conversion of Class C1 Shares into Class C Shares

The Board of Directors (the “Board”) of the Fund has approved converting the Class C1 shares of the Fund into Class C shares of the Fund and then eliminating the Class C1 shares of the Fund.

After the close of business on May 28, 2024 or, with respect to shares held in “street name” through intermediaries having a pre-existing contractual agreement requiring additional time, as soon as practicable thereafter, the Fund will convert Class C1 shares into Class C shares. The date on which all Class C1 shares have been converted into Class C shares is referred to herein as the “Effective Date”. Prior to the Effective Date, shareholders of Class C1 shares may redeem their investments as described in the Fund’s Prospectus. After the Effective Date, former shareholders of Class C1 shares who now own Class C shares may also redeem their investments as described in the Fund’s Prospectus.

As of the Effective Date, all references to Class C1 shares, except the references under the sections entitled “The Gabelli Equity Income Fund – Performance” in the Prospectus and “Performance” in the Summary Prospectus, are hereby deleted from the Fund's Prospectus, Summary Prospectus, and SAI.

Effective immediately, the second paragraph of the section of the SAI captioned “Description of the Funds’ Shares – Description of the Funds’ Shares” is deleted and replaced in its entirety with the following:

There are no preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV per share, at the option of the shareholder and may be redeemed at the option of the Company under conditions determined by the Board in connection with a liquidation, reorganization or otherwise.

In addition, effective immediately, the first paragraph of the section of the SAI captioned “Description of the Funds’ Shares – Corporate Matters” is deleted and replaced in its entirety with the following:

The Company reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors.

If Class C1 shares are not redeemed prior to the Effective Date, each shareholder owning Class C1 shares of the Fund will own Class C shares of the Fund equal to the aggregate value of the shareholder’s Class C1 shares. Class C1 shares and Class C shares have similar expense structures, and each are subject to a contingent deferred sales charge and Rule 12b-1 fees. The net asset value of the Class C1 shares is less than the net asset value of the Class C shares. Therefore, shareholders of Class C1 shares who do not redeem their Class C1 shares, and instead have their Class C1 shares converted into Class C shares, will own a lesser number of shares (but with the same aggregate value) after such conversion. Since the per share distribution of the Class C1 shares and the Class C shares is the same, shareholders who were Class C1 shareholders will receive a lower absolute distribution amount as Class C shareholders even though the per share amount will remain unchanged.

If you hold your shares in an IRA account or Coverdell education savings account, and you choose to redeem your shares, you should consult a tax adviser concerning the current applicable tax rules.

The conversion of Class C1 shares to Class C shares will not be considered a taxable event for federal income tax purposes. Please see the Prospectus for more information about the fees and expenses associated with Class C shares.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE